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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 25, 2004


                                  AIRXCEL, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                      333-43335               48-1071795
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)

                 3050 North Saint Francis, Wichita, Kansas 67219
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (316) 832-3400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On June 25, 2004, Airxcel, Inc. (the "Company") notified The Bank of New York, Trustee of the senior subordinated notes pursuant to the provisions of
Section 3.01 of Article 3 of the Indenture, that the Company has selected August 9, 2004 as the Redemption Date. On the Redemption Date, $10,000,000 principle amount of the Notes then outstanding shall be redeemed at a redemption price of 103.667% plus accrued and unpaid interest to the Redemption Date.
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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 Airxcel, Inc.

   8-16-04                       /s/  Melvin L. Adams
------------------------         -----------------------------------------------
   Date                          Melvin L. Adams
                                 President and Chief Executive Officer


   8-16-04                       /s/ Richard L. Schreck
-----------------------          -----------------------------------------------
   Date                          Richard L. Schreck
                                 Secretary/Treasurer and Chief Financial Officer